UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2024

PTC THERAPEUTICS, INC.

(Exact Name of Company as Specified in Charter)

Delaware	001-35969	04-3416587
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

500 Warren Corporate Center Drive
Warren, NJ	07059
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 222-7000

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PTCT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On November 27, 2024, PTC Therapeutics, Inc. (the “Company”), PTC Therapeutics HD, Inc. and Novartis Pharmaceuticals Corporation (“Novartis”) entered into a License and Collaboration Agreement (the “Agreement”), relating to the Company’s PTC518 Huntington's disease program which includes related molecules.

Under the Agreement, the Company will receive an upfront payment of $1.0 billion on the Effective Date and up to $1.9 billion in development, regulatory and sales milestones, a 40% share of U.S. profits and losses, and tiered double-digit royalties on ex-U.S. sales.

Pursuant to the Agreement, the Company will continue to conduct the ongoing Phase 2A Clinical Trial and the ongoing OLE Clinical Trial pursuant to its existing development plan, with the goal of transitioning the ongoing OLE Clinical Trial to Novartis within 12 months after the Effective Date (as defined below). Novartis will be responsible for all other development of licensed compounds and licensed products and the manufacture and commercialization of licensed compounds and licensed products worldwide.

The Agreement will be effective on the date (the “Effective Date”) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 has occurred and other customary conditions are met. The parties anticipate that the Effective Date will be in the first quarter of 2025.

The Agreement will commence on the Effective Date and, unless earlier terminated in accordance therewith, shall continue in force and effect until (a) with respect to the royalty territory, on a licensed product-by-licensed product and country-by-country basis, the royalty term end date for such licensed product in such country and (b) with respect to the profit-sharing territory, on a licensed product-by-licensed product basis, until the exploitation of such licensed product has completely terminated. Either party may terminate for material breach of the Agreement. Novartis may terminate for convenience or for safety or regulatory issue. The Company may also terminate (a) solely with respect to such country or other jurisdiction, (b) in the case that such country or other jurisdiction is United States, Brazil, Switzerland, Russia, United Kingdom, France, Germany, Italy and Spain (a “Major Market”), solely with respect to all Major Markets, or (c) in its entirety, for material breach of diligence obligations.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Agreement, which will be filed as an exhibit to the Company’s annual report on Form 10-K for the fiscal year ending December 31, 2024.

Item 7.01. Regulation FD Disclosure.

On December 2, 2024, the Company issued a press release in which it announced the signing of the Agreement. The Company will hold a conference call at 8:30 am EST on December 2, 2024 to discuss this news. Directions on how to access the conference call are included in the press release, which is attached to this Current Report on Form 8-K (this “Report”) as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

The information set forth in or incorporated by reference into this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated December 2, 2024 issued by PTC Therapeutics, Inc.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

Cautionary Statement Concerning Forward Looking Statements

This Report contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. All statements contained in this Report, other than statements of historical fact, are forward-looking statements, including statements with respect to the future expectations, plans and prospects for the Company, including with respect to the Company’s right to receive any upfront payment from Novartis; the Company’s right to receive development, regulatory and sales milestones, profit sharing and royalty payments from Novartis; the continued development of PTC518; PTC expected use of proceeds from the transaction; future operations, future financial position, future revenues, projected costs; and the objectives of management. Other forward-looking statements may be identified by the words, "guidance", "plan," "anticipate," "believe," "estimate," "expect," "intend," "may," "target," "potential," "will," "would," "could," "should," "continue," and similar expressions.

The Company’s actual results, performance or achievements could differ materially from those expressed or implied by forward-looking statements it makes as a result of a variety of risks and uncertainties, including those related to: the outcome of pricing, coverage and reimbursement negotiations with third party payors for the Company's products or product candidates that the Company commercializes or may commercialize in the future; the expected benefits and opportunities related to the licensing agreement may not be realized or may take longer to realize than expected due to a variety of reasons, including any inability of the parties to perform their commitments and obligations under the agreement, challenges and uncertainties inherent in development; success in early clinical trials, especially if based on a small patient sample, does not ensure that later clinical trials will be successful, and early results from a clinical trial do not necessarily predict final results; data for PTC518 may not be sufficient for obtaining regulatory approval; significant business effects, including the effects of industry, market, economic, political or regulatory conditions; changes in tax and other laws, regulations, rates and policies; the eligible patient base and commercial potential of the Company's products and product candidates; the Company's scientific approach and general development progress; and the factors discussed in the “Risk Factors” section of the Company’s most recent Quarterly Report on Form 10-Q and Annual Report on Form 10-K as well as any updates to these risk factors filed from time to time in the Company’s other filings with the Securities and Exchange Commission. You are urged to carefully consider all such factors.

As with any pharmaceutical under development, there are significant risks in the development, regulatory approval and commercialization of new products. There are no guarantees that any product candidate or product candidate or product will receive or maintain regulatory approval in any territory, or prove to be commercially successful.

The forward-looking statements contained herein represent the Company’s views only as of the date of this Report and the Company does not undertake or plan to update or revise any such forward-looking statements to reflect actual results or changes in plans, prospects, assumptions, estimates or projections, or other circumstances occurring after the date of this Report except as required by law.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PTC Therapeutics, Inc.

Date: December 2, 2024	By:	/s/ Pierre Gravier
	Name:	Pierre Gravier
	Title:	Chief Financial Officer